FS Investment Corporation III 8-K

Exhibit 10.1

FIRST AMENDMENT AGREEMENT

AMENDMENT AGREEMENT (“Amendment”) dated as of March 11, 2015 to the Committed Facility Agreement dated as of October 17, 2014 between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities (“BNPP PB, Inc.”) and Burholme Funding LLC (“Customer”).

WHEREAS, BNPP PB, Inc. and Customer previously entered into a Committed Facility Agreement dated as of October 17, 2014 (as amended from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

NOW THEREFORE, in consideration of the mutual agreements provided herein, the parties agree to amend the Agreement as follows:

1.	Amendment to Section 1 of the Agreement (‘Definitions’)

The definition of “Maximum Commitment Financing” in Section 1 of the Agreement is hereby amended by replacing the number “100,000,000” currently appearing therein with the number “200,000,000”.

2.	Amendment to Appendix A to the Agreement (‘Collateral Requirements’)

Appendix A to the Agreement is hereby deleted and replaced in its entirety with the attached Appendix A.

3.	Representations

Each party represents to the other party that all representations contained in the Agreement are true and accurate as of the date of this Amendment and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment, in each case, however, except for any representation that refers to a specific date, as to which each party represents to the other party that such representation is true and accurate as of such specific date and is deemed to be given or repeated by each party, as the case may be, as of such specific date.

4.	Miscellaneous

(a)	Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings specified for such terms in the Agreement.
(b)	Entire Agreement. The Agreement as amended and supplemented by this Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications and prior writings (except as otherwise provided herein) with respect thereto. Except as expressly set forth herein, the terms and conditions of the Agreement remain in full force and effect.
(c)	Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.
(d)	Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.
(e)	Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(Signature page follows)

IN WITNESS WHEREOF the parties have executed this Amendment with effect from the first date specified on the first page of this Amendment.

BNP PARIBAS PRIME BROKERAGE, INC.	BURHOLME FUNDING LLC

/s/ Jeffrey Lowe	/s/ Gerald F. Stahlecker

Name: Jeffrey Lowe	Name: Gerald F. Stahlecker
Title: Managing Director	Title: Executive Vice President

/s/ JP Muir
Name: JP Muir
Title: Managing Director

Appendix A – Collateral Requirements

THIS APPENDIX A forms a part of the Committed Facility Agreement entered into between BNP Paribas Prime Brokerage, Inc. ("BNPP PB, Inc.") and Burholme Funding LLC ("Customer") (the "Committed Facility Agreement").

1.	Collateral Requirements -

The Collateral Requirements in relation to all positions held in the accounts established pursuant to the 40 Act Financing Agreements (the "Positions") consisting of Eligible Securities shall be the greatest of:

(a)	the sum of the Position Charges of all Positions consisting of Eligible Securities;

(b)	the sum of the collateral requirements of such Positions as per Regulation T or Regulation X, as applicable, of the Board of Governors of the Federal Reserve System, as amended from time to time;

(c)	the sum of the collateral requirements of such Positions as per Financial Industry Regulatory Authority, Inc. Rule 4210, as amended from time to time, to the extent applicable;

(d)	35% of the Portfolio Gross Market Value; and

(e)	the Issuer Concentration Floor.

2.	Eligible Securities -

(a)	Positions in the following eligible equity and fixed income security types ("Eligible Securities", which term shall exclude any securities described in Section 2(b)) are covered under the Committed Facility Agreement:

i.	USD common stock traded on the New York Stock Exchange, NASDAQ, NYSE Arca and NYSE Amex Equities;

ii.	non-convertible corporate debt securities or preferred securities, provided that such securities are (A) issued by an issuer incorporated in one of the following countries: USA, Canada, United Kingdom, France, Germany, Switzerland, Austria, Spain, Italy, The Netherlands, Finland, Belgium, Japan, Australia or Portugal and (B) denominated in USD, CAD or EUR;

iii.	Treasury Securities; or

iv.	non-USD common stock, provided such stock is (A) listed in the FTSE World Index, (B) traded on a major exchange in one of the following countries: Canada, United Kingdom, France, Germany, Switzerland, Austria, Spain, Italy, The Netherlands, Finland, Belgium, Japan, Australia, Sweden or Portugal and (C) denominated in one of the following currencies: CAD, GBP, EUR, JPY, CHF, AUD or SEK.

(b)	Notwithstanding the foregoing, the following will not be part of the collateral commitment and shall have no collateral value:

i.	any security type not covered above, as determined by BNPP PB, Inc. in its sole discretion;

ii.	any short security position;

iii.	any security offered through a private placement or any restricted securities; provided that a non-convertible corporate debt security that is eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, shall not be deemed restricted for this purpose;

iv.	any security that is not maintained as a book-entry security on a major depository, such as The Depository Trust Company, Euroclear or Clearstream;

v.	any securities that are municipal securities, asset-backed securities, mortgage securities, Structured Securities or capital contingent convertible bonds (notwithstanding the fact that such securities would otherwise be covered);

vi.	any security where Customer or Customer's Advisor (i) is an Affiliate of the Issuer of the relevant equity securities or (ii) beneficially owns more than 9% of either (a) the voting interests of the Issuer or (b) any voting class of equity securities of the Issuer (in each case, whether such positions are held in accounts established pursuant to the 40 Act Financing Agreements or otherwise);

vii.	to the extent that the Gross Market Value of non-USD-denominated Positions exceeds 50% of the Portfolio Gross Market Value, any such securities in excess of such 50% (and BNPP PB, Inc. shall determine in its sole discretion which specific securities shall be considered to be in excess of 50%);

viii.	to the extent that the Gross Market Value of the aggregate of non-convertible corporate debt securities and/or preferred securities denominated in CAD exceeds 20% or more of the Portfolio Gross Market Value, any non-convertible corporate debt securities and/or preferred securities denominated in CAD in excess of such 20% (and BNPP PB, Inc. shall determine in its sole discretion which specific securities shall be considered to be in excess of 20%);
ix.	any equity security of an Issuer with a market capitalization of less than USD $300,000,000;

x.	any Debt Security which (i) trades below 40% of its nominal value or (ii) is greater than 10% of the Issue Size;
xi.	any Debt Security whose outstanding issuance, calculated pursuant to its Face Value, is less than USD $75,000,000;
xii.	to the extent that the Gross Market Value of any Debt Securities with an outstanding issuance, calculated pursuant to its Face Value, between USD $75,000,000 and USD $150,000,000 exceeds 10% of the Portfolio Gross Market Value, any Debt Securities in excess of such 10% (and BNPP PB, Inc. shall determine in its sole discretion which specific securities shall be considered to be in excess of 10%);

xiii.	any Positions with a long-term debt rating below CCC- by S&P or below Caa3 by Moody's or that have defaulted (excluding, for the avoidance of doubt, unrated securities);
xiv.	any Positions with Days of Trading Volume equal to or greater than 4;
xv.	any Positions with Equity Volatility equal to or greater than 100%; and
xvi.	to the extent that the Gross Market Value of Positions in any industry sector (as defined by Bloomberg) exceeds 20% of the Portfolio Gross Market Value, any Positions in excess of such 20% (and BNPP PB, Inc. shall determine in its sole discretion which specific securities shall be considered to be in excess of such 20%).

3.	Equity Securities Collateral Percentage -

The Collateral Percentage for a Position consisting of applicable equity securities that are Eligible Securities shall be:

i.	subject to paragraph (ii) below, the sum of (A) the Equity Core Collateral Rate and (B) the product of (I) the Equity Core Collateral Rate and (II) the sum of the Equity Liquidity Factor and the Equity Volatility Factor, or

ii.	100% if the product determined under paragraph (i) above is greater than 100%.

(a)   Equity Liquidity Factor.

The "Equity Liquidity Factor" shall be determined pursuant to the following table.

Days of Trading Volume	Equity Liquidity Factor
Less than 2	0
2 to 4	1

(b)   Equity Volatility Factor.

The "Equity Volatility Factor" shall be determined pursuant to the following table.

Equity Volatility	Equity Volatility Factor
Less than 35%	0
Equal to or greater than 35% and less than 50%	0.5
Equal to or greater than 50% and less than 75%	1
Equal to or greater than 75% and less than 100%	2

4.	Debt Securities Collateral Percentage -

The Collateral Percentage for a Position consisting of applicable Debt Securities that are Eligible Securities shall be Debt Core Rate; provided that (i) the Collateral Percentage for any Debt Security which trades below 40% of its nominal value shall be 100%, (ii) if a Debt Security's remaining maturity is greater than 10 years, its Collateral Percentage shall be the Debt Core Rate plus 10%, and (iii) if a Debt Security is a Payment-in-Kind Bond, its Collateral Percentage shall be the Debt Core Rate plus 10%.

(a)	Debt Core Rate.

	(i)	The "Debt Core Rate" with respect to an applicable Position in an Eligible Security shall be (A) for Treasury Securities, 6%, and (B) for all other Debt Securities, as determined pursuant to the following table using the lower of the S&P or Moody's rating as shown below; provided that (I) if there is only one such rating, then the Debt Core Rate corresponding to such rating shall be used and (II) if there is no such rating, then the Debt Core Rate shall be 30%.

S& P’s Rating	Moody’s Rating	Debt Core Rate
AAA to A-	Aaa to A3	10%
BBB+ to BBB-	Baa1 to Baa3	12%
BB+ to BB-	Ba1 to Ba3	15%
B+ to B- / NR	B1 to B3	20%
CCC+ to CCC-	Caa1 to Caa3 / NR	30%

5.	Positions Outside the Scope of this Appendix A -

For the avoidance of doubt, the Collateral Requirements set forth herein are limited to the types and sizes of securities specified herein. The Collateral Requirement for any Position or part of a Position not covered by the terms of this Appendix A shall be determined by BNPP PB, Inc. in its sole discretion.

6.	One-off Collateral Requirements -

From time to time BNPP PB, Inc., in its sole discretion, may agree to a lower Collateral Requirement than the Collateral Requirement determined pursuant to this Appendix A for the portfolio or for one or more Positions or Eligible Securities in the portfolio; provided that, for the avoidance of doubt, the commitment in Section 6(a) of the Committed Facility Agreement shall apply only with respect to the Collateral Requirement determined in accordance with this Appendix A and BNPP PB, Inc. shall have the right at any time to increase the Collateral Requirement up to the Collateral Requirement that would be required as determined in accordance with this Appendix A.

7.	Certain Definitions -

(a)	"Affiliate" means an affiliate as defined in Rule 144(a)(1) under the Securities Act of 1933, as amended.

(b)	"Bloomberg" means the Bloomberg Professional service.

(c)	"Collateral Percentage" means the percentage as determined by BNPP PB, Inc. according to this Appendix A.

(d)	"Current Market Value" means, with respect to a Position, an amount equal to the product of (i) the number of units of the relevant security and (ii) the price per unit of the relevant security (determined by BNPP PB, Inc.).

(e)	"Days of Trading Volume" means, with respect to an equity security, an amount equal to the quotient of (i) the number of shares of such security constituting the Position, as numerator, and (ii) the 90-day average daily trading volume of such security as shown on Bloomberg (or, if the 90-day average daily trading volume of such security is unavailable, the 30-day average daily trading volume of such security, as determined by BNPP PB, Inc. in its sole discretion), as denominator.

(f)	"Debt Security" means non-convertible preferred securities and corporate debt securities.

(g)	"Equity Core Collateral Rate" means 15%.

(h)	"Equity Volatility" means, with respect to an equity security, the 90-day historical volatility of such security as determined by BNPP PB, Inc. in its sole discretion or, if the 90-day historical price volatility of such security is unavailable, the 30-day historical price volatility of such security as determined by BNPP PB, Inc. in its sole discretion.

(i)	"Face Value" means the value in USD representing the principal of a Debt Security.

(j)	"Gross Market Value" of one or more Positions means an amount equal to the sum of all Current Market Values of all such Positions, where, for the avoidance of doubt, the Current Market Value of each Position is expressed as a positive number whether or not such Position is held long.

(k)	"Issuer" means, with respect to a Debt Security or equity security, the ultimate parent company or similar term as used by Bloomberg; provided that, if the relevant security was issued by a company or a subsidiary of a company that has issued common stock, the Issuer shall be deemed to be the entity that has issued common stock; provided further that, with respect to any exchange-traded funds, the Issuer of such securities shall be the index to which the relevant securities relate, if any.

(l)	"Issuer Concentration Floor" means, as of any date, the product of (i) the largest Issuer Jump-to-default loss and (ii) 3. Jump-to-default loss is the theoretical loss upon a bond default with a 20% of par recovery.

(m)	"Issue Size" means, with respect to a Position in a Debt Security of an Issuer, the Current Market Value of all such Debt Securities issued by the Issuer and still outstanding.

(n)	"Moody’s" means Moody's Investor Service, Inc.

(o)	“Payment-in-Kind Bond” means a Debt Security whose interest or principal payments may be paid with additional Debt Securities, as opposed to cash.

(p)	"Portfolio Gross Market Value" means the Gross Market Value of all of the Positions that are Eligible Securities.

(q)	"Position Charge" means, with respect to a Position consisting of Eligible Securities, the product of (x) the Collateral Percentage applicable to such Position and (y) the Current Market Value of such Position.

(r)	"Structured Securities" means any security (i) the payment to a holder of which is linked to a different security, provided that such different security is issued by a different issuer or (ii) structured in such a manner that the credit risk of acquiring the security is primarily related to an entity other than the issuer of the security itself.

(s)	"S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

(t)	"Treasury Security" means any security that is a direct obligation of the United States Treasury. For the avoidance of doubt, neither Treasury Inflation-Protected Securities nor securities issued under the Separate Trading of Registered Interest and Principal of Securities program nor securities issued by any other United States government agency or government sponsored enterprise are herein considered Treasury Securities.